                                  EXHIBIT 10.1

                     Certificateholder Distribution Summary


American Residential Eagle Bond Trust 1999-1                Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1         Norwest Bank Minnesota, N.A.
                                                            Securities Administration Services
Record Date: 30-June-1999                                   7485 New Horizon Way
Distribution Date: 26-July-1999                             Frederick, MD  21703
                                                            Telephone: (301) 846-8130
                                                            Facsimile: (301) 846-8152


                                             Certificate
                                Certificate  Pass-Through     Beginning
                                   Class         Rate        Certificate     Interest       Principal
     Class           CUSIP      Description                    Balance     Distribution   Distribution
-------------------------------------------------------------------------------------------------------
       A           02926NAA4       SEQ            5.44250%  221,825,426.99  1,039,606.43   4,143,527.35
   INV CERT        ARE991INV       SUB            0.00000%    5,316,432.67    549,635.92           0.00
-------------------------------------------------------------------------------------------------------
Totals                                                      227,141,859.66  1,589,242.35   4,143,527.35
=======================================================================================================



                    Current        Ending                     Cumulative
                   Realized     Certificate       Total        Realized
     Class           Loss         Balance      Distribution     Losses
--------------------------------------------------------------------------
       A                 0.00  217,681,899.64  5,183,133.78           0.00
   INV CERT              0.00    5,316,432.67    549,635.92           0.00
--------------------------------------------------------------------------
Totals                   0.00  222,998,332.31  5,732,769.70           0.00
==========================================================================


All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee


Edward M. Frere, Jr.
Vice President, Norwest Bank Minnesota, N.A.

09-Aug-1999 2:03 A.M.

American Residential Eagle Bond Trust 1999-1                Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1         Norwest Bank Minnesota, N.A.
                                                            Securities Administration Services
Record Date: 30-June-1999                                   7485 New Horizon Way
Distribution Date: 26-July-1999                             Frederick, MD  21703
                                                            Telephone: (301) 846-8130
                                                            Facsimile: (301) 846-8152

                        Principal Distribution Statement


                                  Beginning      Scheduled     Unscheduled
                Original Face    Certificate     Principal      Principal
    Class           Amount         Balance      Distribution   Distribution    Accretion
------------------------------------------------------------------------------------------
      A         229,000,000.00  221,825,426.99         0.00    4,143,527.35         0.00
   INV_CERT       7,285,896.30    5,316,432.67         0.00            0.00         0.00
------------------------------------------------------------------------------------------
    Totals      236,285,896.30  227,141,859.66         0.00  4,143,527.35           0.00
==========================================================================================


                                 Total          Ending         Ending        Total
                 Realized      Principal      Certificate    Certificate   Principal
    Class         Loss(1)      Reduction        Balance      Percentage   Distribution
--------------------------------------------------------------------------------------
      A                 0.00  4,143,527.35   217,681,899.64  0.95057598   4,143,527.35
   INV_CERT             0.00          0.00     5,316,432.67  0.72968822           0.00
--------------------------------------------------------------------------------------
    Totals              0.00  4,143,527.35   222,998,332.31  0.94376489   4,143,527.35
======================================================================================


(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1         Norwest Bank Minnesota, N.A.
                                                            Securities Administration Services
Record Date: 30-June-1999                                   7485 New Horizon Way
Distribution Date: 26-July-1999                             Frederick, MD  21703
                                                            Telephone: (301) 846-8130
                                                            Facsimile: (301) 846-8152


                    Principal Distribution Factors Statement


                                  Beginning      Scheduled   Unscheduled
                Original Face    Certificate     Principal    Principal
   Class(2)         Amount         Balance      Distribution Distribution    Accretion
------------------------------------------------------------------------------------------
      A         229,000,000.00    968.66998686   0.00000000   18.09400590     0.00000000
   INV CERT       7,285,896.30    729.68821557   0.00000000    0.00000000     0.00000000
------------------------------------------------------------------------------------------


                               Total          Ending       Ending          Total
               Realized      Principal      Certificate    Certificate   Principal
   Class(2)     Loss(3)      Reduction        Balance      Percentage   Distribution
------------------------------------------------------------------------------------
      A         0.00000000   18.09400590     950.57598096  0.95057598    18.09400590
   INV CERT     0.00000000    0.00000000     729.68821557  0.72968822     0.00000000
------------------------------------------------------------------------------------


(2)     All Denominations Are Per $1,000.

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1         Norwest Bank Minnesota, N.A.
                                                            Securities Administration Services
Record Date: 30-June-1999                                   7485 New Horizon Way
Distribution Date: 26-July-1999                             Frederick, MD  21703
                                                            Telephone: (301) 846-8130
                                                            Facsimile: (301) 846-8152

                         Interest Distribution Statement


                                                Beginning                    Payment of
                                 Current      Certificate/     Current         Unpaid     Current
                 Original      Certificate      Notional       Accrued        Interest    Interest
    Class       Face Amount        Rate          Balance       Interest      Shortfall    Shortfall
----------------------------------------------------------------------------------------------------
      A        229,000,000.00       5.44250%  221,825,426.99 1,039,606.43            0.00     0.00
  INV_CERT      7,285,896.30        0.00000%   5,316,432.67          0.00            0.00     0.00
----------------------------------------------------------------------------------------------------
Totals         236,285,896.30                                1,039,606.43            0.00     0.00
====================================================================================================


              Non-                                 Remaining      Ending
              Supported                 Total       Unpaid      Certificate/
              Interest   Realized      Interest     Interest      Notional
    Class     Shortfall  Losses(4)   Distribution   Shortfall      Balance
---------------------------------------------------------------------------
      A            0.00       0.00    1,039,606.43        0.00  217,681,899.64
  INV_CERT         0.00       0.00      549,635.92        0.00   5,316,432.67
---------------------------------------------------------------------------
Totals             0.00       0.00    1,589,242.35        0.00
===========================================================================



(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1         Norwest Bank Minnesota, N.A.
                                                            Securities Administration Services
Record Date: 30-June-1999                                   7485 New Horizon Way
Distribution Date: 26-July-1999                             Frederick, MD  21703
                                                            Telephone: (301) 846-8130
                                                            Facsimile: (301) 846-8152

                     Interest Distribution Factors Statement


                                                Beginning                      Payment of
                  Original        Current      Certificate/       Current        Unpaid
                 Face Amount    Certificate      Notional         Accrued       Interest
   Class(5)                        Rate          Balance         Interest       Shortfall
---------------------------------------------------------------------------------------------
      A         229,000,000.00      5.44250%    968.66998686       4.53976607   0.00000000
   INV_CERT       7,285,896.30      0.00000%    729.68821557       0.00000000   0.00000000
=============================================================================================


                                                                      Remaining      Ending
                 Current     Non-Supported                 Total       Unpaid      Certificate/
                 Interest      Interest    Realized      Interest     Interest      Notional
   Class(5)     Shortfall     Shortfall    Losses(6)   Distribution   Shortfall      Balance
-----------------------------------------------------------------------------------------------
      A          0.00000000    0.00000000  0.00000000     4.53976607  0.00000000   950.57598096
   INV_CERT      0.00000000    0.00000000  0.00000000    75.43833969  0.00000000   729.68821557
===============================================================================================


(1)     All Denominations Are Per $1,000.

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1         Norwest Bank Minnesota, N.A.
                                                            Securities Administration Services
Record Date: 30-June-1999                                   7485 New Horizon Way
Distribution Date: 26-July-1999                             Frederick, MD  21703
                                                            Telephone: (301) 846-8130
                                                            Facsimile: (301) 846-8152

                      Certificateholder Component Statement


---------------------------------------------------------------------------------------------------------------------------------
                     Component     Beginning Notional   Ending Notional  Beginning Component  Ending Component  Ending Component
         Class   Pass-Through Rate       Balance            Balance            Balance             Balance         Percentage
---------------------------------------------------------------------------------------------------------------------------------
          FSA      1,200.00000%         42,516.54          41,722.36            0.00                0.00          95.05758154%
---------------------------------------------------------------------------------------------------------------------------------

American Residential Eagle Bond Trust 1999-1                Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1         Norwest Bank Minnesota, N.A.
                                                            Securities Administration Services
Record Date: 30-June-1999                                   7485 New Horizon Way
Distribution Date: 26-July-1999                             Frederick, MD  21703
                                                            Telephone: (301) 846-8130
                                                            Facsimile: (301) 846-8152

                       Certificateholder Account Statement


                               CERTIFICATE ACCOUNT

Beginning Balance                                              0.00
Deposits
     Payments of Interest and Principal                5,924,645.31
     Liquidations, Insurance Proceeds, Reserve                 0.00
     Funds
     Proceeds from Repurchased Loans                           0.00
     Other Amounts (Servicer Advances)                         0.00
        Realized Losses                                        0.00
                                                       ------------
Total Deposits                                         5,924,645.31


Withdrawals
     Reimbursement for Servicer Advances                       0.00
     Payment of Service Fee                              191,875.61
     Payment of Interest and Principal                 5,732,769.70
                                                       ------------
Total Withdrawals (Pool Distribution Amount)           5,924,645.31


Ending Balance                                                 0.00
                                                       ============


                                 OTHER ACCOUNTS


                                 Beginning       Current     Current      Ending
        Account Type              Balance      Withdrawals   Deposits     Balance
---------------------------------------------------------------------------------
Financial Guaranty                 0.00           0.00         0.00        0.00
=================================================================================


                    PREPAYMENT/CURTAILMENT INTEREST SHORTFALL


Total Prepayment/Curtailment Interest Shortfall                  0.00
Servicing Fee Support                                            0.00
                                                                 ----
Non-Supported Prepayment/Curtailment Interest
Shortfall                                                        0.00
                                                                 ====


                                 SERVICING FEES


Gross Servicing Fee                                         94,642.57
Trustee Fee - Norwest Bank Minnesota, N.A.                     946.42
FSA Insurance Premium                                       42,516.54
Management Fee                                               1,000.00
Mortgage Insurance Premium                                  52,770.08
Supported Prepayment/Curtailment Interest
Shortfall                                                        0.00
                                                           ----------

Net Servicing Fee                                          191,875.61
                                                           ==========

American Residential Eagle Bond Trust 1999-1                Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1         Norwest Bank Minnesota, N.A.
                                                            Securities Administration Services
Record Date: 30-June-1999                                   7485 New Horizon Way
Distribution Date: 26-July-1999                             Frederick, MD  21703
                                                            Telephone: (301) 846-8130
                                                            Facsimile: (301) 846-8152

           CERTIFICATEHOLDER DELINQUENCY/CREDIT ENHANCEMENT STATEMENT
                               DELINQUENCY STATUS


                                                              Percentage Delinquent
                                                                    Based On
                                                            -----------------------
                              Current        Unpaid
                             Number Of      Principal        Number         Unpaid
                               Loans         Balance       of Loans        Balance
                             ---------    ------------     ---------      ---------
30 Days                           63      6,131,276.00      3.284672%     2.749472%
60 Days                           22      2,354,807.00      1.147028%     1.055975%
90+ Days                          26      2,773,640.00      1.355579%     1.243794%
Foreclosure                       49      5,755,132.00      2.554745%     2.580796%
REO                                8        884,598.00      0.417101%     0.396684%
                                  --        ----------      --------      --------
Totals                           168     17,899,453.00      8.759124%     8.026721%


Current Period Realized Loss - Includes Interest Shortfall    0.00
Cumulative Realized Losses - Includes Interest Shortfall      64,278.18
Current Period Class A Insufficient Funds                     0.00
Principal Balance of Contaminated Properties                  0.00
Periodic Advance                                              0.00


                          SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE
                 Original $      Original %      Current $        Current %      Current Class %   Next Prepayment %
                 ----------      ----------      ---------        ---------      ---------------   -----------------
Class A         7,285,896.30     3.08350876%   5,316,432.67      2.38406835%       97.615932%          0.000000%

Please Refer to Prospectus Supplement for a Full Description of Loss Exposure.

American Residential Eagle Bond Trust 1999-1                Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1         Norwest Bank Minnesota, N.A.
                                                            Securities Administration Services
Record Date: 30-June-1999                                   7485 New Horizon Way
Distribution Date: 26-July-1999                             Frederick, MD  21703
                                                            Telephone: (301) 846-8130
                                                            Facsimile: (301) 846-8152

                              COLLATERAL STATEMENT

Collateral Description                                                     Fixed Mixed & ARM Balloon
Weighted Average Gross Coupon                                                    9.409721%
Weighted Average Net Coupon                                                      8.909720%
Weighted Average Pass-Through Rate                                               8.396034%
Weighted Average Maturity (Stepdown Calculation)                                       325

Beginning Scheduled Collateral Loan Count                                            1,954
Number of Loans Paid in Full                                                            36
Ending Scheduled Collateral Loan Count                                               1,918

Beginning Scheduled Collateral Balance                                      227,141,859.66
Ending Scheduled Collateral Balance                                         222,998,332.31
Ending Actual Collateral Balance at 30-Jun-1999                             222,998,332.31
Monthly P&I Constant                                                          1,865,425.67
Class A Optimal Amount                                                        5,225,650.32
Ending Scheduled Balance for Premium Loans                                  222,998,332.31

Required Overcollateralized Amount                                            5,316,432.67
Overcollateralized Increase Amount                                                    0.00
Overcollateralized Reduction Amount                                                   0.00
Specified O/C Amount                                                          5,316,432.67
Overcollateralized Amount                                                     5,316,432.67
Overcollateralized Deficiency Amount                                                  0.00
Base Overcollateralization Amount                                             5,316,432.67

Extra Principal Distribution Amount                                                   0.00
Excess Cash Amount                                                              550,635.92

                                                                            --------------
Principal Prepayments                                                         4,006,449.46
                                                                            ==============